Exhibit 10.2
LIMITED WAIVER AGREEMENT
     THIS LIMITED WAIVER AGREEMENT, hereinafter referred to as this “Waiver”, dated as of June 30, 2011, is made and entered into by and among Duncan Energy Partners L.P., a Delaware limited partnership (the “Borrower”), the Lenders party hereto and Wells Fargo Bank, National Association, as Administrative Agent under that certain Revolving Credit and Term Loan Agreement (the “Credit Agreement”) dated as of October 25, 2010, among the Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender, the Issuing Banks party thereto, Citibank, N.A., DnB NOR Bank ASA and The Royal Bank of Scotland PLC, as Co-Syndication Agents, and Scotia Capital, Barclays Bank PLC and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents.
     WHEREAS, the Borrower projects its Leverage Ratio to slightly exceed 5.00 to 1.00 in the second and third fiscal quarters of 2011 and has requested the Administrative Agent and Lenders waive the covenant set forth in Section 6.07(b) of the Credit Agreement with respect thereto for fiscal quarters ending June 30, 2011 and September 30, 2011, and the Administrative Agent and the Lenders party hereto are willing to do so.
     NOW, THEREFORE, subject to the conditions and limitations set forth herein, and in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the Borrower, the Administrative Agent and the Lenders party hereto do hereby agree as follows:
The requirement of Section 6.07(b) of the Credit Agreement is hereby waived for fiscal quarters ending June 30, 2011 and September 30, 2011. PROVIDED, for purposes of subsection (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement, commencing July 1, 2011, the Leverage Ratio shall be deemed to be greater than 5.00 to 1.00 until but not including the first Business Day immediately following the date a compliance certificate is delivered pursuant to Section 5.01(d) certifying that the Leverage Ratio is less than or equal to 5.00 to 1.00
     Borrower hereby represents and warrants to Administrative Agent and Lenders that there exists no Default or Event of Default after giving effect to the waiver set forth herein, and all representations and warranties contained herein, in the Credit Agreement or otherwise made in writing by Borrower in connection herewith or therewith were true and correct in all material respects when made, and are true and correct in all material respects at and as of the date hereof, except, in each case, to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
     Except as expressly waived or agreed herein, all covenants, obligations and agreements of Borrower contained in the Credit Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect in accordance with their terms, and the same are hereby ratified and confirmed by Borrower in all respects.
     Borrower agrees to reimburse and save Administrative Agent harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Limited Waiver, including, without limitation, the reasonable fees and expenses of legal counsel to Administrative Agent which may be payable in respect of, or in respect of any modification of, this Limited Waiver.
     This Limited Waiver, and the rights and obligations of the parties hereunder, shall be construed in accordance with and be governed by the laws of the State of New York.
     This Limited Waiver, and the documents referred to herein, represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.
     This Limited Waiver may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

DUNCAN ENERGY PARTNERS, L.P. By: DEP HOLDINGS, LLC, General Partner
By:	/s/ Bryan F. Bulawa
Bryan F. Bulawa
Senior Vice President, Chief Financial Officer and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Mark Oberreuter
	Name:	Mark Oberreuter
	Title:	Vice President

AGREED TO THIS 30th DAY OF JUNE, 2011: Bank of America, N. A. Name of Lender
By:	/s/ Joseph Scott
	Name:	Joseph Scott
	Title:	Director

Bank of Nova Scotia
Name of Lender
By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

Scotiabanc Inc.
Name of Lender
By:	/s/ H. Thind
	Name:	H. Thind
	Title:	Director

Barclays Bank PLC
Name of Lender
By:	/s/ May Huang
	Name:	May Huang
	Title:	Assistant Vice President

Citibank, N. A.
Name of Lender
By:	/s/ Yasantha Gunaratna
	Name:	Yasantha Gunaratna
	Title:	Vice President

BBVA Compass
Name of Lender
By:	/s/ Greg Determann
	Name:	Greg Determann
	Title:	Senior Vice President

Credit Suisse AG, Cayman Islands Branch
Name of Lender
By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Director

By:	/s/ Sanja Gazahi
	Name:	Sanja Gazahi
	Title:	Associate

Deutsche Bank AG New York Branch
Name of Lender
By:	/s/ Philippe Sandmeter
	Name:	Philippe Sandmeter
	Title:	Managing Director

By:	/s/ Ross Levitsky
	Name:	Ross Levistsky
	Title:	Managing Director

DnB NOR Bank ASA
Name of Lender
By:	/s/ Giacomo Landi
	Name:	Giacomo Landi
	Title:	Senior Vice President

By:	/s/ Pal Boger
	Name:	Pal Boger
	Title:	Vice President

ING Capital
Name of Lender
By:	/s/ Richard Ennis
	Name:	Richard Ennis
	Title:	Managing Director

JPMorgan Chase Bank, N. A.
Name of Lender
By:	/s/ Kenneth J. Fatur
	Name:	Kenneth J. Fatur
	Title:	Managing Director

Mizuho Corporate Bank, Ltd.
Name of Lender
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

Morgan Stanley Bank, N. A
Name of Lender
By:	/s/ Susan Saxe
	Name:	Susan Saxe
	Title:	Authorized Signatory

The Royal Bank of Scotland plc
Name of Lender
By:	/s/ Brian Williams
	Name:	Brian Williams
	Title:	Authorized Signatory

Societe Generale
Name of Lender
By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

UBS AG, Stamford Branch
Name of Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director